Exhibit 10.7

Hecate Ref : 4/10/b00917-2

AMENDMENT TO WHEAT COLLABORATION AND LICENSE AGREEMENT

This amendment (the “Amendment”) to the Wheat Collaboration and License Agreement dated December 10, 2010 (the “Wheat Collaboration and License Agreement”) by and between BayerCropScience AG (“Bayer”) and Evogene Ltd. (“Evogene”) is made this 14th day of October 2012.

WHEREAS, the parties wish to amend certain provisions of the Wheat Collaboration and License Agreement in connection with the Brachypodium Model Plant Validation, as set forth hereinbelow.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment

1.1 Amendment to the Wheat Collaboration and License Agreement. The Wheat Collaboration and License Agreement is hereby amended as follows:

1.1.1	Section 3.1.1.5(b) shall be replaced in its entirety to read as follows:

“(b) In addition to the [* * *] Model Plant Validation described in clause (a), subject to Section 3.1.1.6 below, Evogene will perform [* * *] Model Plant Validation with respect to at least [* * *] ([* * *]) Identified Genes ([* * *]) of the Identified Genes discovered in each of the ATHLETE Collaboration Discovery Rounds that are completed in Collaboration Years [* * *] through [* * *] ([* * *]), within [* * *] ([* * *]) months of the delivery of the Gene Computational Reports with respect to such Identified Genes.[* * *].”

1.1.2	A new Section 3.1.1.5(c) shall be added to read as follows:

“(c) Bayer shall have the option, subject to Evogene’s capacity, to increase the number of Identified Genes from each ATHLETE Collaboration Discovery Round to undergo [* * *]Model Plant Validation. Such option shall be exercisable by Bayer with respect to a minimum of[* * *] ([* * *]) additional Identified Genes, by providing a written notice to Evogene to such effect no later than [* * *] ([* * *]) months prior to the due date for delivery of the Gene Computational Reports under the first applicable ATHLETE Collaboration Discovery Round. [* * *]. In the event that Bayer exercises its option hereunder, then the procedure set forth in Exhibit A, Section A.2 (subsection 6.3) with respect to selection of Identified Genes to undergo [* * *] Model Plant Validation shall apply, mutatis mutandis.”

1.1.3	Section 3.1.1.6(b) shall be replaced in its entirety to read as follows:

“(b) [* * *].”

Initials Bayer :	page 1 of 6	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Hecate Ref : 4/10/b00917-2

1.1.4	Section 3.1.1.6(c) shall be replaced in its entirety to read as follows:

“[* * *].”

1.1.5	Section 3.1.1.6(d) shall be replaced in its entirety to read as follows:

[* * *].

1.1.6	Section 7.2 shall be replaced in its entirety to read as follows:

“7.2 Research Payments to Evogene.

7.2.1 General. Subject to the terms and conditions of this Agreement (including early termination or partial termination of the Collaboration in accordance with Section 14.3), Bayer shall pay Evogene the following annual payments for ongoing research, (each, an “Annual Research Payment”), which Annual Research Payments shall each be made in four equal, quarterly installments, payable upon receipt of the corresponding invoices in accordance with Section 8.2, which invoices shall be issued after the last day of each quarter of the relevant years, in arrears:

7.2.1.1 For Collaboration Year 1, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]);

7.2.1.2 For Collaboration Year 2, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]);

7.2.1.3 For Collaboration Year 3, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]);

7.2.1.4 For Collaboration Year 4, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]);

7.2.1.5 For Collaboration Year [* * *], Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]); and

7.2.1.6 For the year following the end of Collaboration Year [* * *], during which Evogene will perform the Validation Tail, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]).

7.2.2 Payments in Case of Extension. In case Bayer decides to continue activities in Collaboration Year [* * *] with respect to both the ATHLETE Program and the EvoBreed Program, in accordance with Section 3.1.3.1(g), the Annual Research Payments specified above in

Initials Bayer :	page 2 of 6	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Hecate Ref : 4/10/b00917-2

Section 7.2.1.5 and 7.2.1.6 shall be replaced by the Annual Research Payments specified below in Section 7.2.2.1, 7.2.2.2. and 7.2.2.3:

7.2.2.1 For Collaboration Year [* * *], Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]);

7.2.2.2 For Collaboration Year [* * *], Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]); and

7.2.2.3 For the year following the end of Collaboration Year [* * *], during which Evogene will perform the Validation Tail, Bayer shall pay to Evogene an Annual Research Payment of [* * *] Euro (€[* * *]).

7.2.3 Payments in Case of Increased Number of Identified Genes to undergo [* * *] Model Plant Validation. In case Bayer decides to increase the number of Identified Genes from each ATHLETE Collaboration Discovery Round to undergo [* * *] Model Plant Validation in accordance with Section 3.1.1.5(c), then the Annual Research Payments specified above in Section 7.2.1 and in Section 7.2.2, if applicable, for each Collaboration Year starting from the Collaboration Year immediately following the due date for delivery of Gene Computational Reports under the first applicable ATHLETE Collaboration Discovery Round shall be increased by [* * *] Euro (€[* * *]) per each additional Identified Gene to undergo [* * *] Model Plant Validation.

1.2	Amendment to Exhibit A of the Wheat Collaboration and License Agreement.

1.2.1	Subsection 4 of Section A.2 shall be replaced in its entirety to read as follows:

“[* * *]

- [* * *].

[* * *]:

a.	[* * *].

b.	[* * *].

[* * *].

[* * *].

Initials Bayer :	page 3 of 6	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Hecate Ref : 4/10/b00917-2

[* * *].

[* * *].

[* * *].

- [* * *].

- [* * *].

- [* * *].

- [* * *].

- [* * *]

- [* * *].

- [* * *].

- [* * *].

- [* * *].”

1.2.2	Subsection 6 of Section A.2 shall be replaced in its entirety to read as follows:

“[* * *]

6.1	[* * *]

a.	[* * *]

b.	[* * *]

c.	[* * *].

d.	[* * *]:

•	[* * *]

•	[* * *]

•	[* * *]

[* * *]

Initials Bayer :	page 4 of 6	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Hecate Ref : 4/10/b00917-2

6.2	[* * *]

[* * *]:

[* * *]

[* * *].

6.3	[* * *]

[* * *].

[* * *].

[* * *].”

2. No other amendments. Except as specifically amended hereby, the provisions of the Wheat Collaboration and License agreement shall remain unchanged.

Initials Bayer :	page 5 of 6	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Hecate Ref : 4/10/b00917-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Wheat Collaboration and License Agreement to be duly executed in two (2) copies by their authorized representatives effective as of the date first written above.

Bayer CropScience AG		Evogene Ltd.

By:	/s/ Gerhart Marchand	By:	/s/ Ofer Haviv /s/ Hagai Karchi
Name:	Dr. Gerhart Marchand	Name:	Ofer Haviv Hagai Karchi
Title:	General Counsel	Title:	President & CEO

By:	/s/ Antonion Perea
Name:	Antonio Perea
Title:	BCS-ACO-BS

Initials Bayer :	page 6 of 6	Initials Evogene :

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.